UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 2, 2011 (January 28, 2011)
Buckeye Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600 Houston, TX (Address of Principal Executive Offices)	77046 (Zip Code)
Registrant’s telephone number, including area code: (832) 615-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On January 28, 2011, Buckeye Partners, L.P. (the “Partnership”), a Delaware limited partnership, announced that it entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and Wells Fargo Securities LLC, as representatives of the several underwriters set forth in Schedule I to the Underwriting Agreement (the “Underwriters”). The Underwriting Agreement relates to a secondary offering of the Partnership’s limited partnership units representing limited partner interests (“LP Units”) owned by BGH GP Holdings, LLC, and the purchase by the Underwriters of 4,500,000 of such LP Units, as well as an option to purchase up to 675,000 additional LP Units to cover over-allotments (collectively, the “Secondary Offered LP Units”). The offering of the Secondary Offered LP Units was registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-170569). The Partnership expects the transaction to close on February 2, 2011.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective as of February 2, 2011, John Erhard and Frank Loverro will resign as members of the board of directors of Buckeye GP LLC, the Partnership’s general partner (the “Partnership GP”) in connection with the closing of the secondary public offering by BGH GP Holdings, LLC. The resignations of Messrs. John Erhard and Frank Loverro are not the result of any disagreement with the Partnership or the Partnership GP on any matter relating to either entity’s operations, policies or practices.

Item 9.01.	Financial Statements and Exhibits.

(d	)	Exhibits.
1.1
Underwriting Agreement dated as of January 28, 2011, among BGH GP Holdings, LLC, Buckeye Partners, L.P., and Buckeye GP LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and Wells Fargo Securities LLC, as representatives of the several underwriters set forth in Schedule I thereto.

8.1		Opinion of Vinson & Elkins L.L.P. regarding tax matters.
23.1		Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P. By: Buckeye GP LLC, its General Partner
By:	/s/ William H. Schmidt, Jr.
William H. Schmidt, Jr.
Vice President and General Counsel

Dated February 2, 2011

Exhibit Index

1.1
Underwriting Agreement dated as of January 28, 2011, among BGH GP Holdings, LLC, Buckeye Partners, L.P., and Buckeye GP LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and Wells Fargo Securities LLC, as representatives of the several underwriters set forth in Schedule I thereto.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.
23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).

4